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                                                                    EXHIBIT 99.1

[NOBLE INTERNATIONAL, LTD. LOGO]
FOR IMMEDIATE RELEASE

                     NOBLE INTERNATIONAL, LTD. DILUTED EPS
         RECALCULATED FOR IMPACT OF CONVERTIBLE SUBORDINATED DEBENTURES


WARREN, Mich., September 20, 2002 -- Noble International, Ltd. (Nasdaq: NOBL), today announced a $.02 diluted earnings per share adjustment for the six months ended June 30, 2002. The adjustment has been made to reflect the inclusion of shares issuable upon the conversion of the Company's 6% convertible subordinated debentures. The accounting pronouncement requires the inclusion of the out-of-the money convertible debentures in the calculation of diluted earnings per share. The Company's basic earnings per share and results from operations are wholly unaffected by the accounting pronouncement and there is no impact on any prior periods. The corrected diluted earnings per share for the six months ended June 30, 2002 is $.49 rather than the $.51 previously reported to its June 30, 2002 Form 10-Q and its pending Registration Statement on Form S-2.

With respect to the impact, David V. Harper, Noble's Chief Financial Officer, stated "The Company's quarterly performance and net earnings remain strong. The Company will continue to have strong results which will not be significantly impacted by the change in the calculation of diluted earnings per share."

SAFE HARBOR STATEMENT

Noble International, Ltd. is a leading supplier of automotive parts, component assemblies and value-added services to the automotive industry, a leading supplier of dedicated regional logistic services and a market leader in the design, fabrication and assembly of high quality rough terrain lift trucks, truck-mounted forklifts, and wheeled tractor scrapers. As an automotive supplier, Noble provides design, engineering, manufacturing, complete program management and other services to the automotive market. Noble delivers integrated component solutions, technological leadership and product innovation to original equipment manufacturers (OEMs) and Tier I automotive parts suppliers thereby helping its customers increase their productivity while controlling costs.

Certain statements made by Noble International, Ltd. in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include, our ability to obtain future sales; our ability to successfully integrate acquisitions; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions; changes in technology and technological risks; increased fuel costs; work stoppages and strikes at our facilities and that of our customers; the presence of downturns in customer markets where the Company's goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble's public filings with the Securities and Exchange Commission. NOBLE DOES NOT INTEND OR UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS. For more information see www.nobleintl.com.

         For more information contact:

         NOBLE INTERNATIONAL, LTD.
         David V. Harper
         (586-751-5600)